UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015

Platform Specialty Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this “Amendment No.1”) is being filed to amend the Current Report on Form 8-K filed by Platform Specialty Products Corporation (“Platform”) with the Securities and Exchange Commission (the “SEC”) on January 12, 2015 (the “Original Form 8-K”).

Item 8.01	Other Events

As previously disclosed in a Current Report on Form 8-K filed with the SEC on November 3, 2014, Platform completed the previously-announced acquisition of the agrochemicals business, Chemtura AgroSolutions, of Chemtura Corporation, a Delaware corporation (“Chemtura”) pursuant to the Stock and Asset Purchase Agreement dated April 16, 2014, between Platform and Chemtura (the “CAS Acquisition”).

Platform filed the Original Form 8-K with Platform’s unaudited pro forma combined consolidated balance sheet of Platform as of September 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the CAS Acquisition, the previously-announced proposed acquisition by Platform of Arysta LifeScience Limited (the “Arysta Acquisition”) and the related financings (the “Pro Forma Financial Information”). For the year ended December 31, 2013, such pro forma financial information was also giving effect to the acquisition of MacDermid Holdings, LLC completed on October 31, 2013 (the “MacDermid Acquisition”) and the related financings.

The purpose of this Amendment No. 1 is to amend the Original Form 8-K by filing revised Pro Forma Financial Information reflecting a $600 million increase of the aggregate principal amount of 6.500% senior notes due 2022 denominated in U.S. Dollars being offered in Platform’s previously-announced private offering of senior notes, and a $500 million decrease of the maximum borrowings under Platform’s incremental term loan denominated in U.S. Dollars being sought through the syndication process relating to the financing of a portion of the acquisition consideration and related fees and expenses of the Arysta Acquisition.

A copy of the revised Pro Forma Financial Information is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01. Other than as set forth above, no other changes have been made to the Original Form 8-K. This Amendment No. 1 speaks as of the filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8–K, except as stated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Revised unaudited pro forma combined consolidated balance sheets of Platform as of September 30, 2014 and related revised unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the CAS Acquisition, the Arysta Acquisition and the related financings. For the year ended December 31, 2013, such pro forma financial information is also giving effect to the completed MacDermid Acquisition and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

January 30, 2015	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Revised unaudited pro forma combined consolidated balance sheets of Platform as of September 30, 2014 and related revised unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the CAS Acquisition, the Arysta Acquisition and the related financings. For the year ended December 31, 2013, such pro forma financial information is also giving effect to the completed MacDermid Acquisition and the related financings.